UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2015

General Mills, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-764-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 20, 2015, General Mills, Inc. (the "Company") agreed to sell €500,000,000 principal amount of its 1.000% Notes due 2023 and €400,000,000 principal amount of its 1.500% Notes due 2027 (collectively, the "Notes") pursuant to the Underwriting Agreement, dated April 20, 2015 (the "Underwriting Agreement"), among the Company, Deutsche Bank AG, London Branch, Goldman, Sachs & Co., Morgan Stanley & Co. International plc and the several other underwriters listed on Schedule II of the Underwriting Agreement. The Notes will be issued pursuant to that certain Indenture, dated as of February 1, 1996 (as amended, the "Indenture"), between the Company and U.S. Bank National Association, as Trustee, and the Officers’ Certificates and Authentication Orders, dated April 27, 2015 (collectively, the "Officers’ Certificates"), pursuant to Sections 201, 301 and 303 of the Indenture. The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-202215). The sale of the Notes is expected to close on April 27, 2015.

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Officers’ Certificates and the opinion of Dorsey & Whitney LLP with respect to the validity of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement, dated April 20, 2015, among the Company, Deutsche Bank AG, London Branch, Goldman, Sachs & Co., Morgan Stanley & Co. International plc and the several other underwriters listed on Schedule II of the Underwriting Agreement.

4.1 Officers’ Certificate and Authentication Order, dated April 27, 2015, for the 1.000% Notes due 2023 (which includes the form of Note) issued pursuant to the Indenture.

4.2 Officers’ Certificate and Authentication Order, dated April 27, 2015, for the 1.500% Notes due 2027 (which includes the form of Note) issued pursuant to the Indenture.

5.1 Opinion of Dorsey & Whitney LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

April 24, 2015	By:	Keith A. Woodward

Name: Keith A. Woodward
Title: Senior Vice President, Treasurer

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 20, 2015, among the Company, Deutsche Bank AG, London Branch, Goldman, Sachs & Co., Morgan Stanley & Co. International plc and the several other underwriters listed on Schedule II of the Underwriting Agreement.
4.1	Officers’ Certificate and Authentication Order, dated April 27, 2015, for the 1.000% Notes due 2023 (which includes the form of Note) issued pursuant to the Indenture.
4.2	Officers’ Certificate and Authentication Order, dated April 27, 2015, for the 1.500% Notes due 2027 (which includes the form of Note) issued pursuant to the Indenture.
5.1	Opinion of Dorsey & Whitney LLP.